SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE
    COMMISSION ONLY (AS PERMITTED BY
    RULE 14A-6 (E) (2))

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

    MNB BANCSHARES, INC.
------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)

    Mark Herpich, Vice President, Secretary and Treasurer
-----------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

-----------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

----------------------------------------------------------

(5) Total fee paid:

---------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------

(3) Filing Party:

-------------------------------------------------------

(4) Date Filed:

------------------------------------------------------

Notes:

[LOGO OF MNB BANCSHARES, INC.]

	800 Poyntz Avenue
	Manhattan, Kansas  66505
	(785) 565-2000

	April 16, 1999

Dear Stockholder:

	On behalf of the Board of Directors and
management of MNB Bancshares, Inc., we
cordially invite you to attend the Annual
Meeting of Stockholders of MNB Bancshares,
Inc., to be held at 2:00 p.m. on Wednesday, May 19, 1999, at the Kansas State University
Student Union, 17th and Anderson Avenue,
Manhattan, Kansas. The accompanying Notice of Annual Meeting of Stockholders and Proxy
Statement discuss the business to be
conducted at the meeting. At the meeting we shall report on Company operations and the outlook for the year ahead.

	Your Board of Directors has nominated
three persons to serve as Class I directors, each of whom are incumbent directors. The
Company's Board of Directors has selected and recommends that you ratify the appointment of KPMG LLP to continue as the Company's independent public accountants for the year ending December 31, 1999.

	We recommend that you vote your shares
for the director nominees and in favor of the proposal.

	We encourage you to attend the meeting
in person.  Whether or not you plan to
attend, however, please complete, sign and date the enclosed proxy and return it in the accompanying postpaid return envelope as promptly as possible. This will ensure that your shares are represented at the meeting.

	 We look forward with pleasure to
seeing and visiting with you at the meeting.

Very truly yours,

MNB BANCSHARES, INC.

/s/Patrick L. Alexander
President and Chief Executive Officer

	800 Poyntz Avenue
	Manhattan, Kansas  66505
	(785) 565-2000

	NOTICE OF
	ANNUAL MEETING OF STOCKHOLDERS
	TO BE HELD MAY 19, 1999

To the stockholders of

MNB BANCSHARES, INC.

	The Annual Meeting of the Stockholders
of MNB Bancshares, Inc., a Delaware
corporation (the "Company"), will be held at the Kansas State University Student Union,
17th and Anderson Avenue, Manhattan, Kansas,
66506, on Wednesday, May 19, 1999, at 2:00
p.m., local time, for the following
purposes:

	1.	to elect three (3) Class I
directors for a term of three years.

	2.	to approve the appointment of KPMG
LLP as independent public accountants for the Company for the fiscal year ending
December 31, 1999.

	3.	to transact such other business as
may properly be brought before the meeting and any adjournments or postponements thereof.

	The Board of Directors has fixed the
close of business on April 2, 1999, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By order of the Board of Directors

/s/Patrick L. Alexander
President and Chief
Executive Officer

Manhattan, Kansas
April 16, 1999

	PROXY STATEMENT

	This Proxy Statement is furnished in
connection with the solicitation by the
Board of Directors of MNB Bancshares, Inc.
(the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held at the Kansas State University Student
Union, 17th and Anderson Avenue, Manhattan,
Kansas, 66506, on Wednesday, May 19, 1999, at 2:00 p.m., local time, and at any adjournments or postponements thereof.

	The Board of Directors would like to
have all stockholders represented at the meeting. If you do not expect to be present, please sign and return your proxy card in the enclosed self-addressed, stamped envelope. You have the power to revoke your proxy at any time before it is voted, by giving written notice to the Secretary of the Company, provided such written notice is received by the Secretary prior to the annual meeting or any adjournments or postponements thereof, by submitting a later dated proxy or by attending the annual meeting and choosing to vote in person. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

	The Company's principal executive
office is located at 800 Poyntz Avenue,
Manhattan, Kansas and its mailing address is P.O. Box 308, Manhattan, Kansas 66505. This
Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about April 16, 1999. The 1998 Annual
Report of the Company, which includes
consolidated financial statements of the
Company and its subsidiary, is enclosed.

	The Company is the holding company for
Security National Bank, Manhattan, Kansas
(the "Bank").  In addition to its main
office in Manhattan, the Bank also has
branch offices in Topeka, Auburn and Osage
City.

	Only holders of record of the Company's
Common Stock at the close of business on April 2, 1999, will be entitled to vote at the annual meeting or any adjournments or postponements of such meeting. On April 2, 1999, the Company had 1,367,976 shares of Common Stock, par value $0.01 per share, issued and outstanding. In the election of directors, and for all other matters to be voted upon at the annual meeting, each issued and outstanding share is entitled to one vote.

	All shares of Common Stock represented
at the annual meeting by properly executed proxies received prior to or at the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominees and for adoption of the proposals set forth in this Proxy Statement.

	A majority of the shares of the Common
Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum. Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote. In all other matters, the affirmative vote of a majority of shares required to constitute a quorum and voting on the subject matter shall be required to constitute stockholder approval. Abstentions will be counted as votes against a proposal and broker non-votes will have no effect on the vote.

	ELECTION OF DIRECTORS

	At the Annual Meeting of the
Stockholders to be held on May 19, 1999, the stockholders will be entitled to elect three
(3) Class I directors for a term expiring in 2002. The directors of the Company are divided into three classes having staggered terms of three years. The nominees for election as Class I directors are incumbent directors. The Company has no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information concerning the nominees for election and for the other persons whose terms of office will continue after the meeting, including the age, year first elected a director and business experience during the previous five years as of April 2, 1999. The three nominees, if elected at the Annual Meeting of Stockholders, will serve as Class I directors for three year terms expiring in 2002. The Board of Directors unanimously recommends that stockholders vote FOR each of the nominees for director.



	NOMINEES
Name                Age    Position with the        Director
                           Company and the Bank     Since

CLASS I
(Term Expires 2002)
Patrick L. Alexander 46  President, Chief Executive
                         Officer and Director of the
                           Company and the Bank      1990

Joseph L. Downey     62  Director of the Company
                         and the Bank                1996

Jerry R. Pettle      60  Director of the Company
                         and the Bank                1978

CLASS II
(Term Expires 2000)
Susan E. Roepke      59  Director of the Company
                         and the Bank                1997

Donald J. Wissman    61  Director of the Company
                         and the Bank	               1994

CLASS III
(Term Expires 2001)
Brent A. Bowman      49  Chairman of the Board
                         of the Company and the Bank	 1987

Charles D. Green     73  Director of the Company
                         and the Bank                 1957

Vernon C. Larson     75  Director of the Company
                         and the Bank                 1974


	All of the Company's directors will
hold office for the terms indicated, or
until their earlier death, resignation,
removal or disqualification, and until their respective successors are duly elected and qualified, and all executive officers hold office for a term of one year. There are no arrangements or understandings between any of the directors, executive officers or any other person pursuant to which any of the Company's directors or executive officers have been selected for their respective positions, except that the Company and the Bank have entered into an employment contract with Mr. Alexander. No director is related to any other director or executive officer of the Company or the Bank by blood, marriage or adoption.

	The business experience of each nominee
and continuing director for the past five years is as follows:

	Patrick L. Alexander became President
and Chief Executive Officer of the Manhattan
Federal Savings and Loan Association (the predecessor-in-interest to the Bank) in
1990, and became the President and Chief
Executive Officer of the Company and the Bank on August 28, 1992 and January 5, 1993, respectively. From 1986 to 1990, Mr.
Alexander served as President of the Kansas
State Bank of Manhattan, Manhattan, Kansas.
Mr. Alexander serves as a member of the
Board of Directors of the Big Lakes
Foundation, Inc. Mr. Alexander serves on the Economic Development Committee of the Manhattan Chamber of Commerce.

	Brent A. Bowman has been President of
Brent Bowman and Associates Architects,
P.A., an architectural firm in Manhattan, Kansas, since 1979. He serves on the Big
Lakes Developmental Center Board.

	Joseph L. Downey has been a director of
Dow Chemical Co. since 1989 and a Dow Senior
Consultant since 1995 after having served in a variety of executive positions with that company, including Senior Vice President from 1991 to 1994.

	Charles D. Green is a former partner in
the Manhattan, Kansas law firm of Arthur-
Green LLP from 1950 to July 1, 1993.  Mr.
Green formerly served as a director of the Commerce Bank, N.A., a wholly-owned subsidiary of CBI-Central Kansas, Inc., which is a wholly owned subsidiary of Commerce Bancshares, Inc., Kansas City,
Missouri.

	Vernon C. Larson was the Assistant
Provost and Director of International
Programs at Kansas State University,
Manhattan, Kansas from 1962 until his
retirement in 1991.

	Jerry R. Pettle is a dentist who has
practiced with Dental Associates of
Manhattan, P.A., in Manhattan, Kansas, since
1965.  Dr. Pettle is a member of the
Manhattan Medical Center Board of Directors and is an examiner for the Kansas Dental
Board.

	Susan E. Roepke is a former Vice
President of the Company, serving in that capacity from its inception in 1992 until she retired as an officer of the Company and the Bank at the end of 1998. She also served in a number of senior management positions with the Bank since 1970, including Senior Vice President, Secretary and Cashier since 1993.

	Donald J. Wissman is the former
Chairman of DPRA Incorporated, an
environmental/economic research and
consulting firm headquartered in Manhattan,
Kansas. He served in that capacity from 1987 to 1998. Dr. Wissman began his service with the firm in 1965 and service as Vice
President and Senior Vice President involved in economic and environmental regulatory consulting assignments. He was the founder and served as President of the Grain
Industry Alliance from 1996-1998. He served as Chairman and Director of the Manhattan
Chamber of Commerce and on the Board of
Directors of the Kansas State University
Research Foundation.

Board Committees and Meetings

	There presently are two committees of
the Board of Directors of the Company, a Stock Option Committee, which administers the Company's Stock Option Plan, and an
Audit Committee.  The full Board of
Directors considers nominations to the
Board, and will consider nominations made by stockholders if such nominations are in writing and otherwise comply with Section
3.1 of the Company's bylaws. The Board of Directors of the Bank has an Executive
Committee and a Directors' Loan Committee.

	The Executive Committee consists of
Directors Bowman (Chairman), Alexander,
Roepke, Wissman and Mr. William F. Caton, a director of the Bank. The Executive
Committee has authority to perform policy reviews, oversee and direct compensation and personnel functions, monitor marketing and
CRA activities, review and approve the
budget and asset/liability position and
undertake other organizational issues and planning discussions as deemed appropriate.
The committee meets monthly on a regularly scheduled basis and more frequently if necessary. During 1998 the committee met 11 times.

	The Directors' Loan Committee consists
of Directors Green (Chairman), Alexander,
Downey, Larson and Pettle.  The Directors'
Loan Committee is responsible for policy review and oversight of the loan and investment functions. It has the authority to approve loans in excess of the Officers'
Loan Committee lending authority up to legal lending limits, subject to certain exceptions which apply to certain levels of unsecured and insider loans which must be approved by the entire Board of Directors.
The committee reviews the loan loss reserve for adequacy and reviews in detail lending and investment activities. The committee meets monthly on a regularly scheduled basis and more frequently if necessary. During
1998 the committee met 8 times.

	The Audit Committee consists of
Directors Pettle (Chairman), Bowman, Larson,
Wissman and Mr. William F. Caton, a director of the Bank. The Audit Committee is responsible for overseeing the internal and external audit functions. It approves internal audit staffing, salaries and programs. The Internal Auditor reports directly to the committee on audit and compliance matters. The committee also reviews and approves the scope of the annual external audit and consults with the independent auditors regarding the results of their auditing procedures. The committee normally meets quarterly. During 1998 the committee met 4 times.

	The Stock Option Committee consists of
Directors Bowman (Chairman) Pettle and
Wissman.  The Stock Option Committee
administers the Stock Option Plan and has the authority, among other things, to select the employees to whom options will be granted, to determine the terms of each option, to interpret the provisions of the Stock Option Plan and to make all determinations that it may deem necessary or advisable for the administration of the Stock Option Plan. During 1998 the committee met one time.

	A total of 13 regularly scheduled and
special meetings were held by the Board of Directors of the Company during 1998.
During 1998, all directors attended at least
75 percent of the meetings of the Board and the committees on which they serve.

	Directors of the Company receive no
fees for attendance at regularly scheduled meetings of the Board of Directors of the Company and they receive $100 for attendance at special meetings. Directors of the Bank receive fees of $400 per month plus $100 per meeting for attendance at regularly scheduled meetings of the Board of Directors of the Bank and $100 per month for attendance at regularly scheduled meetings of committees, except that Mr. Alexander does not receive additional amounts for attendance at committee meetings.

	EXECUTIVE COMPENSATION

	The following table sets forth
information concerning the compensation paid or granted to the Company's Chief Executive
Officer for the past three fiscal years.
None of the remaining executive officers of the Company or the Bank had an aggregate salary and bonus which exceeded $100,000.


SUMMARY COMPENSATION TABLE

                                       Securities
                                      Underlying   All Other
Name and           Year ended           Options/   Composition
Principal Position 12/31      Salary   Bonus ($)   SAR (#)      ($)(2)

Patrick L. Alexander 1998   $145,315   ---      ---      ---
President and Chief  1997    119,957   32,045   ---     12,975
Executive Officer    1996    114,993   30,473   ---     13,105

	(1)	Includes amounts deferred.

	(2)	Represents contributions made to
the MNB Bancshares, Inc. Employee Stock
Ownership Plan (the "ESOP"), and also
includes premium payments for an insurance
policy purchased to fund a supplemental
disability and death benefit.  The
contribution to the ESOP was $11,919 for
1996, $13,651 for 1997 and is expected to be
approximately $13,000 for 1998.



	The following table sets forth certain
information concerning the number and value of stock options at December 31, 1998 held by the Chief Executive Officer.

AGGREGATED OPTION/SAR EXERCISES IN LAST
FISCAL YEAR AND FY-END
OPTION/SAR VALUES

                          Number of
                          Securities           Value of
                          Underlying           Unexercised
                          Unexercised          In-the-Money
                          Options/SARs at      Options/SARs at
                          FY-End (#)           FY-End ($)
Name          Shares         Value     Exer-    Unexer-  Exer-   Unexer-
              Acquired on    Realized  cisable  cisable  cisable cisable
              Exercise (#)     ($)

Patrick L. Alexander   ---  $---  33,375(1)  ---  $292,695  $---

	(1)	Includes options resulting from
stock dividends paid by the Company.


	Employment Agreement  In January, 1993
the Company and the Bank entered into an employment agreement with Patrick L.
Alexander.  The employment agreement
initially provided for an initial base
salary of $94,605, which may be increased but not decreased, and an initial term of three years, with one year extensions thereafter unless the agreement has been terminated or the Company or Mr. Alexander has provided a notice of non-renewal prior thereto. Notwithstanding any such notice, the term of the agreement will be extended to three years upon any change in control of the Company or the Bank, as defined in the agreement. The employment agreement will terminate upon the death or disability of Mr. Alexander, in the event of certain regulatory actions or upon notice by either the Company or Mr. Alexander, with or without cause. The employment agreement will be suspended in the event of a regulatory suspension of Mr. Alexander's employment. In the event of termination of Mr. Alexander's employment due to disability or without cause, the Company will be obligated to pay or to provide to him, as applicable, continued salary and benefits until the earlier of the expiration of the term of the agreement or his death. In the event Mr. Alexander's employment discontinues following a change in control of the Company or the Bank, the successor to the Company or the Bank is obligated to make a lump sum payment to him equal to three times his then annual salary and to continue benefits until the earlier of three years or his death. For purposes of the employment agreement, Mr. Alexander's employment will be considered terminated following a change in control in the event his right to retain his position with the Bank or to exercise fully the authority, duties and responsibilities of such position is changed or terminated. The employment agreement includes a covenant which will limit the ability of Mr. Alexander to compete with the Bank in an area encompassing a fifty mile radius from the Bank's main office for a period of one year following the termination of his employment with the Bank. The geographic area covered by this provision constitutes a portion of the Bank's primary service area.

	The Executive Committee has furnished
the following report on executive
compensation.  The incorporation by
reference of this Proxy Statement into any document filed with the Securities and Exchange Commission by the Company shall not be deemed to include the report unless the report is specifically stated to be incorporated by reference into such document.

Executive Committee Report on Executive
Compensation

	The Executive Committee of the Board of
Directors of the Bank is composed of five directors and is responsible for recommendations to the Board of Directors of the Company for compensation of executive officers of the Bank and the Company. At this time no separate salary is paid to the officers of the Company. In determining compensation, the following factors are generally taken into consideration:

	1.	The performance of the executive
officers in achieving the short and long
term goals of the Company.
	2.	Payment of compensation
commensurate with the ability and expertise
of the executive officers.
	3.	Attempt to structure compensation
packages so that they are competitive with similar companies.

The committee considers the foregoing
factors, as well as others, in determining compensation. There is no assigned weight given to any of these factors.

	Additionally, the Executive Committee
considers various benefits, such as the ESOP and the Stock Option Plan, together with perquisites in determining compensation.
The committee believes that the benefits provided through the stock based plans more closely tie the compensation of the officers to the interests of the stockholders and provide significant additional performance incentives for the officers which directly benefit the stockholders through an increase in the stock value.

	The Executive Committee felt it would
be beneficial to shareholders to have
executive officers take a portion of
incentive pay in the form of shares of MNB
Bancshares, Inc. stock. As a result of this thought process, in the Spring of 1998 the committee authorized Mr. Alexander, Ms.
Roepke and Mr. Scheopner to receive a
portion or all of their 1997 after tax
incentive compensation in stock.
Additionally, the committee changed the
incentive program for 1998 and beyond to include all executive officers being required to take a minimum of 50% of their after tax incentive payment in the form of Company stock and have the option of taking up to 100% of their after tax incentive payment in the form of Company stock.

	Annually, the Executive Committee
evaluates four primary areas of performance in determining Mr. Alexander's level of compensation. These areas are: long-range strategic planning and implementation;
Company financial performance; Company
compliance with regulatory requirements and relations with regulatory agencies; and effectiveness of managing relationships with stockholders and the Board of Directors.
When evaluating the financial performance of the Company, the committee considers profitability, asset growth and risk management. The primary evaluation criteria are considered to be essential to the long-term viability of the Company and are given equal weight in the evaluation. Finally, the committee reviews compensation packages of peer institutions to ensure that Mr.
Alexander's compensation is competitive and commensurate with his level of performance.

	The 1998 compensation of Mr. Alexander
was based upon the factors described above and his substantial experience and length of service with the organization. During 1998, Mr. Alexander successfully headed the
Company's acquisition program, which
included planning, analysis, and contacting a number of financial institutions. The
Executive Committee also considered the
additional duties required in completing the assimilation of the December 31, 1997 acquisition of Freedom Bancshares, Inc. into the Company's corporate and operating structure. Mr. Alexander did not participate in any decisions pertaining to his compensation.

	Members of the Executive Committee are:

	Brent A. Bowman, Chairman
	Patrick L. Alexander
	Susan E. Roepke
	Donald J. Wissman
	William F. Caton

Performance Graph

	The incorporation by reference of this
Proxy Statement into any document filed with the Securities and Exchange Commission by the Company shall not be deemed to include the following performance graph and related information unless the graph and related information are specifically stated to be incorporated by reference into the document.

	The following graph shows a five year
comparison of cumulative total returns for the Company, the Nasdaq Stock Market (U.S.
Companies) and the Nasdaq Bank Stocks index.
The graph was prepared at the Company's
request by Research Data Group, Inc.,
San Francisco, California.


COMPARISON OF CUMULATIVE TOTAL RETURN*
ASSUMES $100 INVESTED ON DECEMBER 31, 1993

*Total return assumes reinvestment of
dividends and reflects the Company's prior stock split and stock dividends.


           12/31/93 12/31/94 12/31/95 12/31/96 12/31/97 12/31/98
MNB Bancshares, Inc.  $100 $127 $154 $187 $223 $207
Nasdaq Market - U.S.  $100  $98 $138 $170 $208 $294
Nasdaq Bank Stocks    $100 $100 $148 $196 $328 $325


SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS

	The following table sets forth certain
information regarding the Company's Common
Stock beneficially owned on April 2, 1999 with respect to all persons known to the Company to be the beneficial owner of more than five percent of the Company's Common
Stock, each director and nominee, each
executive officer named in the Summary
Compensation Table and all directors and executive officers of the Company as a group.


Name of Individual and         Amount and Nature of       Percent
Number of Persons in Group     Beneficial Ownership(1)    of Class

5% Stockholders
First Manhattan Co.
437 Madison Avenue
New York, New York 10022  		98,799(2)            7.22%

MNB Bancshares, Inc.
Employee Stock Ownership Plan
800 Poyntz Avenue
Manhattan, Kansas  66502   		113,627(3)           8.31%

Jack Goldstein
555 Poyntz Avenue
Manhattan, Kansas  66502  		94,361(4)            6.89%

Patrick L. Alexander
2801 Brad Lane
Manhattan, Kansas  66502 		103,465(5)           7.38%

Rolla Goodyear
4009 Saltburn Drive
Plano, Texas  75093   			115,782(6)           8.46%

Susan E. Roepke
2600 Sumac Drive
Manhattan, Kansas  66502 		106,232(7)           7.67%

Directors

Brent A. Bowman    5,211            *
Joseph L. Downey   6,402            *
Charles D. Green   28,185(8)      2.06%
Vernon C. Larson   9,517(9)          *
Jerry R. Pettle    15,418(10)     1.13%
Donald J. Wissman  3,923(11)       *
All directors and executive officers as a
group (12 persons)   323,523(12)  22.59%
____________________________________
	*Less than 1%.


	(1)	The information contained in this
column is based upon information furnished to the Company by the persons named above and the members of the designated group.
The nature of beneficial ownership for
shares shown in this column is sole voting and investment power, except as set forth in the footnotes below. Inclusion of shares in this table shall not be deemed to be an admission of beneficial ownership of such shares. Amounts shown include shares issued pursuant to a stock dividend paid by the Company in August, 1998. Amounts shown reflect the 2 for 1 stock split effected in February, 1998.

	(2)	Pursuant to an Amendment dated
February 11, 1999, to a Schedule 13D filed by First Manhattan Co.

	(3)	Includes 74,459 shares which have
been allocated to participants' accounts under the Company's ESOP.

	(4)	Pursuant to a Schedule 13D dated
May 13, 1998.

	(5)	Includes 4,727 shares held in an
IRA of which the power to vote such shares is shared with the IRA administrator and 41,728 shares over which voting and investment power is shared with his spouse.
Also includes 33,375 shares presently
obtainable through the exercise of options granted under the Company's Stock Option
Plan, over which shares Mr. Alexander has no voting and sole investment power.

	(6)	Includes 2,234 shares held by Mr.
Goodyear's spouse, over which shares Mr.
Goodyear has no voting or investment power.

	(7)	Ms. Roepke is a retired Vice
President and the Chief Financial Officer of the Company. She currently is a member of the Board of Directors. This includes
19,859 shares held in an Investment
Retirement Account ("IRA"), of which the power to vote such shares is shared with the IRA administrator, 3,084 shares held in her spouse's IRA and over which Ms. Roepke has shared voting and investment power, 2,549 shares held in a living trust of which Ms.
Roepke is a co-trustee and over which Ms.
Roepke has shared voting and investment
power, 28,589 shares held in her spouse's living trust and over which Ms. Roepke has shared voting and investment power, and 16,974 shares presently obtainable through the exercise of options granted under the Company's Stock Option Plan, over which shares Ms. Roepke has no voting and sole investment power.

	(8)	Includes 2,662 shares presently
obtainable through the exercise of options granted under the Company's Stock Option
Plan, over which shares Mr. Green has no voting and sole investment power.

	(9)	Represents 9,517 shares held
jointly with his spouse and over which Mr.
Larson has shared voting and investment
power.

	(10)	Includes 6,338 shares held in
Dental Association Profit Sharing Plan and over which Mr. Pettle has full voting and investment power.

	(11)	Includes 1,533 shares held by his
spouse and over which Mr. Wissman has shared voting and investment power.

	(12)	Includes an aggregate of 64,466
shares presently obtainable through the
exercise of options granted under the
Company's Stock Option Plan.

	Section 16(a) of the Securities
Exchange Act of 1934 requires that the
Company's executive officers, directors and persons who own more than 10% of the Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which the Company's shares of Common Stock are traded. Such persons are also required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of the copies of such forms, the Company is not aware that any of its directors, executive officers or 10% stockholders failed to comply with the filing requirements of Section 16(a) during the period commencing January 1, 1998 through December 31, 1998.

	TRANSACTIONS WITH MANAGEMENT

	Directors and officers of the Company
and the Bank and their associates were
customers of and had transactions with the Company and the Bank during 1998.
Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan, and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

	INDEPENDENT PUBLIC ACCOUNTANTS

	Stockholders will be asked to approve
the appointment of KPMG LLP as the Company's independent public accountants for the year ending December 31, 1999. A proposal will be presented at the annual meeting to ratify the appointment of KPMG LLP. If the appointment of KPMG LLP is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors. Representatives of KPMG
LLP are expected to be present at the
meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

	The Board of Directors unanimously
recommends a vote FOR this appointment.

		SUBMISSION OF STOCKHOLDER
PROPOSALS

	Any proposal which a stockholder of the
Company wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in May 2000, must be received at the principal executive offices of the Company (MNB
Bancshares, Inc., 800 Poyntz Avenue,
Manhattan, Kansas  66505, attention: Mr.
Patrick L. Alexander, President) no later than December 17, 1999, and must otherwise comply with the notice and other provisions of the Company's Bylaws.

	GENERAL

	Your proxy is solicited by the Board of
Directors and the cost of solicitation will be paid by the Company. In addition to the solicitation of proxies by use of the mails, officers, directors and regular employees of the Company or the Bank, acting on the Company's behalf, may solicit proxies by telephone, telegraph or personal interview.
The Company will, at its expense, upon the receipt of a request from brokers and other custodians, nominees and fiduciaries, forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

	OTHER BUSINESS

	It is not anticipated that any action
will be asked of the stockholders other than that set forth above, but if other matters properly are brought before the meeting, the persons named in the proxy will vote in accordance with their best judgment.


	FAILURE TO INDICATE CHOICE

	If any stockholder fails to indicate a
choice in items (1) and (2) on the proxy card, the shares of such stockholder shall be voted (FOR) in each instance.

	REPORT ON FORM 10-K

THE COMPANY WILL FURNISH WITHOUT CHARGE TO
EACH PERSON REPRESENTING THAT HE OR SHE WAS
A BENEFICIAL OWNER OF THE COMPANY'S COMMON
STOCK AS OF THE RECORD DATE FOR THE MEETING,
UPON WRITTEN REQUEST, A COPY OF THE
COMPANY'S ANNUAL REPORT ON FORM 10-K.  SUCH
WRITTEN REQUEST SHOULD BE SENT TO MR.
PATRICK L. ALEXANDER, MNB BANCSHARES, INC.,
P.O. BOX 308, MANHATTAN, KANSAS  66505.

By order of the Board of Directors

/s/Patrick L. Alexander
President and Chief
Executive Officer
Manhattan, Kansas
April 16, 1999

	ALL STOCKHOLDERS ARE URGED TO SIGN
	AND MAIL THEIR PROXIES PROMPTLY

	PROXY FOR COMMON SHARES ON BEHALF OF
BOARD OF DIRECTORS FOR THE ANNUAL MEETING
OF THE STOCKHOLDERS OF	MNB BANCSHARES,
INC. TO BE HELD MAY 19, 1999

	The undersigned hereby appoints Patrick
L. Alexander and Brent A. Bowman, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of the Stockholders of MNB Bancshares, Inc., to be held at the Kansas State University Student
Union, 17th and Anderson Avenue, Manhattan,
Kansas 66506, on Wednesday, May 19, 1999, at
2:00 p.m., local time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as follows:

1.	ELECTION OF DIRECTORS:
FOR all nominees listed below (except as marked to the contrary below)

WITHHOLD AUTHORITY
to vote for all nominees listed below

	(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
LINE THROUGH THE NOMINEE'S NAME IN THE LIST
BELOW.)

Class I (term expires 2002):  Patrick L.
Alexander, Joseph L. Downey and Jerry R.
Pettle

2.	APPROVE THE APPOINTMENT OF KPMG LLP AS
THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
FOR THE YEAR ENDING DECEMBER 31, 1999:

For        Against      Abstain

3.	In accordance with their discretion,
upon all other matters that may properly come before said meeting and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE
VOTED IN THE MANNER DIRECTED HEREIN BY THE
UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR THE
NOMINEES LISTED UNDER PROPOSAL 1 AND FOR
PROPOSAL 2.

Dated: ____________, 1999

		Signature(s)

NOTE:  PLEASE DATE PROXY AND SIGN IT EXACTLY
AS NAME OR NAMES APPEAR ABOVE.  ALL JOINT
OWNERS OF SHARES SHOULD SIGN.  STATE FULL
TITLE WHEN SIGNING AS EXECUTOR,
ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC.
PLEASE RETURN SIGNED PROXY IN THE ENCLOSED
ENVELOPE.